                                                                    EXHIBIT 2.32

                                PROMISSORY NOTE

$110,000.000                                            St. Marys, West Virginia
                                                                     May 7, 1996


     FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of William W. Stevenson, the sum of One Hundred Ten Thousand and No/100 Dollars ($100,000.000) due and payable on November 7, 1996.

     In the event of default, the undersigned agrees to pay all reasonable attorney fees and costs of collection.

     Each maker, surety, gurantor or endorser of this note waives presentation of payment, notice of non-payment, protest and notice of protest and agrees to all extensions, renewals, or release, discharge of exchange of any other party of collateral without notice.

Attest:                                TRANS ENERGY, INC.


/s/ Mark D. Woodburn                  By: /s/ Loren E. Bagley
---------------------                     ------------------
Assistant Secretary                       Its President

                                          /s/ John B. Sims
                                          ---------------
                                          John B. Sims

                                          /s/ William F. Woodburn
                                          ----------------------
                                          William F. Woodburn

                                          /s/ Loren E. Bagley
                                          ------------------
                                          Loren E. Bagley

STATE OF WEST VIRGINIA
COUNTY OF PLEASANTS, TO WIT:


     The foregoing instrument was acknowledged before me this 7th day of May, 1996, by Loren E. Bagley, President of Trans Energy, Inc, a Nevada corporation, on behalf of the corporation.

     My commission expires February 11,1997.




     /s/ Sherryl A. Lowther
     ----------------------                          [SEAL]
     Notary Public



STATE OF WEST VIRGINIA
COUNTY OF PLEASANTS, TO WIT:


     The foregiving instrument was acknowledged before me this 7th day of May, 1996, by Loren E. Bagley.




      My commission expires February 11, 1997.


     /s/ Sherryl A. Lowther
     ----------------------                          [SEAL]
     Notary Public




STATE OF WEST VIRGINIA
COUNTY OF PLEASANTS, TO WIT:


     The foregiving instrument was acknowledged before me this 7th day of May, 1996, by William F. Woodburn.


     My commission expires February 11, 1997

     /s/ Sherryl A. Lowther
     ----------------------                          [SEAL]
     Notary Public




STATE OF WEST VIRGINIA
COUNTY OF [ILLEGIBLE], TO WIT:


     The foregiving instrument was acknowledged before me this 17th day of May, 1996, by John B.Sims.

     My commissions expires 11-30-99



     SIGNATURE ILLEGIBLE
     -------------------                             [SEAL]
     Notary Public